Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. reports Second Quarter Results

EPS of $0.55 and ROA of 1.40%; Operating ROA reaches 1.50%

GREENVILLE, SC – July 23, 2019

United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today announced its second quarter financial results, including solid year-over-year loan and deposit growth, improved operating efficiency and strong asset quality. Diluted earnings per share were $0.55, an increase of $0.06 or 12% from a year ago. Excluding merger-related and other charges, diluted operating earnings per share were $0.59, up 11% over last year. United’s return on assets (“ROA”) was 1.40% and its return on common equity was 11.5% for the quarter. On an operating basis, United’s ROA was 1.50% and its return on tangible common equity was 15.9%.

In the second quarter, loans grew at a 7% annualized rate, or at 9% annualized excluding the planned runoff of the discontinued indirect auto portfolio. With this loan growth and continued balance sheet remixing opportunities, United also benefitted from net interest margin expansion during the quarter. Core transaction deposits grew by $167 million, or 9% annualized, and total customer deposits increased by $129 million during the quarter. All loan and deposit growth results noted above exclude the acquisition of First Madison Bank & Trust, which closed on May 1. Finally, United’s combination of revenue growth and expense management resulted in a 57.28% efficiency ratio, or 54.42% on an operating basis, which represented a new Company best.

“Our United bankers continue to execute on our plans and deliver outstanding results,” said Lynn Harton, Chairman and CEO of United. “I couldn’t be more proud of what they are doing to deliver both world class customer service and top quartile financial performance. I am also pleased that First Madison Bank & Trust in Athens, Georgia is now officially part of the United team. We look forward to growing our business together in the attractive Athens, Georgia market.”

Second Quarter 2019 Financial Highlights:

•	EPS growth of 12% versus last year, or 11% on an operating basis

•	Return on assets of 1.40%, or 1.50%, excluding merger-related and other charges

•	Return on common equity of 11.5%

•	Return on tangible common equity of 15.9%, excluding merger-related and other charges

•	Loan growth, excluding planned runoff of the indirect portfolio and the acquisition of First Madison Bank & Trust, of 9% on an annualized basis

•	Loan growth of $153 million which was more than funded by core transaction deposit growth of $167 million

•	Expansion of the net interest margin to 4.12%, up 2 basis points from the first quarter of 2019 and up 22 basis points from a year ago

•	Efficiency ratio of 57.3%, or 54.4%, excluding merger-related and other charges

•	Net charge-offs of 11 basis points, improved four basis points from last quarter and at historically low levels.

•	Nonperforming assets of 0.21% of total assets, compared with 0.20% at March 31, 2019 and 0.20% at June 30, 2018

Conference Call

United will hold a conference call, Wednesday, July 24, 2019, at 11 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 8388603. The conference call also will be webcast and available for replay for 30 days by selecting “Events & Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Selected Financial Information

						Second	For the Six
	2019		2018			Quarter	Months Ended		YTD
	Second	First	Fourth	Third	Second	2019-2018	June 30,		2019-2018
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	2019	2018	Change
INCOME SUMMARY
Interest revenue	$139,156	$136,516	$133,854	$128,721	$122,215		$275,672	$237,505
Interest expense	21,372	20,882	18,975	16,611	13,739		42,254	25,744
Net interest revenue	117,784	115,634	114,879	112,110	108,476	9%	233,418	211,761	10%
Provision for credit losses	3,250	3,300	2,100	1,800	1,800	81	6,550	5,600	17
Noninterest income	24,531	20,968	23,045	24,180	23,340	5	45,499	45,736	(1)
Total revenue	139,065	133,302	135,824	134,490	130,016	7	272,367	251,897	8
Expenses	81,813	76,084	78,242	77,718	76,850	6	157,897	150,325	5
Income before income tax expense	57,252	57,218	57,582	56,772	53,166	8	114,470	101,572	13
Income tax expense	13,167	12,956	12,445	13,090	13,532	(3)	26,123	24,280	8
Net income	44,085	44,262	45,137	43,682	39,634	11	88,347	77,292	14
Merger-related and other charges	4,087	739	1,234	592	2,873		4,826	5,519
Income tax benefit of merger-related and other charges	(940)	(172)	(604)	(141)	(121)		(1,112)	(749)
Net income - operating (1)	$47,232	$44,829	$45,767	$44,133	$42,386	11	$92,061	$82,062	12

PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.55	$0.55	$0.56	$0.54	$0.49	12	$1.10	$0.97	13
Diluted net income - operating(1)	0.59	0.56	0.57	0.55	0.53	11	1.15	1.03	12
Cash dividends declared	0.17	0.16	0.16	0.15	0.15	13	0.33	0.27	22
Book value	19.65	18.93	18.24	17.56	17.29	14	19.65	17.29	14
Tangible book value (3)	15.38	14.93	14.24	13.54	13.25	16	15.38	13.25	16

Key performance ratios:
Return on common equity - GAAP (2)(4)	11.45%	11.85%	12.08%	11.96%	11.20%		11.65%	11.15%
Return on common equity - operating (1)(2)(4)	12.27	12.00	12.25	12.09	11.97		12.14	11.84
Return on tangible common equity - operating (1)(2)(3)(4)	15.88	15.46	15.88	15.81	15.79		15.67	15.53
Return on assets - GAAP (4)	1.40	1.44	1.43	1.41	1.30		1.42	1.28
Return on assets - operating (1)(4)	1.50	1.45	1.45	1.42	1.39		1.48	1.36
Dividend payout ratio - GAAP	30.91	29.09	28.57	27.78	30.61		30.00	27.84
Dividend payout ratio - operating (1)	28.81	28.57	28.07	27.27	28.30		28.70	26.21
Net interest margin (fully taxable equivalent) (4)	4.12	4.10	3.97	3.95	3.90		4.11	3.85
Efficiency ratio - GAAP	57.28	55.32	56.73	56.82	57.94		56.32	57.89
Efficiency ratio - operating(1)	54.42	54.78	55.83	56.39	55.77		54.60	55.76
Average equity to average assets	12.14	11.82	11.35	11.33	11.21		11.98	11.13
Average tangible common equity to average assets (3)	9.79	9.53	9.04	8.97	8.83		9.66	8.82
Tangible common equity to risk-weighted assets (3)(5)	12.36	12.48	12.00	11.61	11.36		12.36	11.36

ASSET QUALITY
Nonperforming loans	$26,597	$23,624	$23,778	$22,530	$21,817	22	$26,597	$21,817	22
Foreclosed properties	75	1,127	1,305	1,336	2,597	(97)	75	2,597	(97)
Total nonperforming assets (NPAs)	26,672	24,751	25,083	23,866	24,414	9	26,672	24,414	9
Allowance for loan losses	62,204	61,642	61,203	60,940	61,071	2	62,204	61,071	2
Net charge-offs	2,438	3,130	1,787	1,466	1,359	79	5,568	2,860	95
Allowance for loan losses to loans	0.70%	0.73%	0.73%	0.74%	0.74%		0.70%	0.74%
Net charge-offs to average loans (4)	0.11	0.15	0.09	0.07	0.07		0.13	0.07
NPAs to loans and foreclosed properties	0.30	0.29	0.30	0.29	0.30		0.30	0.30
NPAs to total assets	0.21	0.20	0.20	0.19	0.20		0.21	0.20

AVERAGE BALANCES ($ in millions)
Loans	$8,670	$8,430	$8,306	$8,200	$8,177	6	$8,551	$8,086	6
Investment securities	2,674	2,883	3,004	2,916	2,802	(5)	2,778	2,836	(2)
Earning assets	11,534	11,498	11,534	11,320	11,193	3	11,516	11,135	3
Total assets	12,608	12,509	12,505	12,302	12,213	3	12,559	12,163	3
Deposits	10,493	10,361	10,306	9,950	9,978	5	10,427	9,869	6
Shareholders’ equity	1,531	1,478	1,420	1,394	1,370	12	1,505	1,353	11
Common shares - basic (thousands)	79,673	79,807	79,884	79,806	79,753	-	79,739	79,477	-
Common shares - diluted (thousands)	79,678	79,813	79,890	79,818	79,755	-	79,745	79,487	-

AT PERIOD END ($ in millions)
Loans	$8,838	$8,493	$8,383	$8,226	$8,220	8	$8,838	$8,220	8
Investment securities	2,620	2,720	2,903	2,873	2,834	(8)	2,620	2,834	(8)
Total assets	12,779	12,506	12,573	12,405	12,386	3	12,779	12,386	3
Deposits	10,591	10,534	10,535	10,229	9,966	6	10,591	9,966	6
Shareholders’ equity	1,566	1,508	1,458	1,402	1,379	14	1,566	1,379	14
Common shares outstanding (thousands)	79,075	79,035	79,234	79,202	79,138	-	79,075	79,138	-

(1)  Excludes merger-related and other charges which includes amortization of certain executive change of control benefits. (2)  Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).  (3)  Excludes effect of acquisition related intangibles and associated amortization.  (4)  Annualized.  (5)  Second quarter 2019 ratio is preliminary.

UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information

	2019		2018			For the Six Months Ended
	Second	First	Fourth	Third	Second	June 30,
(in thousands, except per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018

Expense reconciliation
Expenses (GAAP)	$81,813	$76,084	$78,242	$77,718	$76,850	$157,897	$150,325
Merger-related and other charges	(4,087)	(739)	(1,234)	(592)	(2,873)	(4,826)	(5,519)
Expenses - operating	$77,726	$75,345	$77,008	$77,126	$73,977	$153,071	$144,806

Net income reconciliation
Net income (GAAP)	$44,085	$44,262	$45,137	$43,682	$39,634	$88,347	$77,292
Merger-related and other charges	4,087	739	1,234	592	2,873	4,826	5,519
Income tax benefit of merger-related and other charges	(940)	(172)	(604)	(141)	(121)	(1,112)	(749)
Net income - operating	$47,232	$44,829	$45,767	$44,133	$42,386	$92,061	$82,062
Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.55	$0.55	$0.56	$0.54	$0.49	$1.10	$0.97
Merger-related and other charges	0.04	0.01	0.01	0.01	0.04	0.05	0.06
Diluted income per common share - operating	$0.59	$0.56	$0.57	$0.55	$0.53	$1.15	$1.03

Book value per common share reconciliation
Book value per common share (GAAP)	$19.65	$18.93	$18.24	$17.56	$17.29	$19.65	$17.29
Effect of goodwill and other intangibles	(4.27)	(4.00)	(4.00)	(4.02)	(4.04)	(4.27)	(4.04)
Tangible book value per common share	$15.38	$14.93	$14.24	$13.54	$13.25	$15.38	$13.25

Return on tangible common equity reconciliation
Return on common equity (GAAP)	11.45%	11.85%	12.08%	11.96%	11.20%	11.65%	11.15%
Merger-related and other charges	0.82	0.15	0.17	0.13	0.77	0.49	0.69
Return on common equity - operating	12.27	12.00	12.25	12.09	11.97	12.14	11.84
Effect of goodwill and other intangibles	3.61	3.46	3.63	3.72	3.82	3.53	3.69
Return on tangible common equity - operating	15.88%	15.46%	15.88%	15.81%	15.79%	15.67%	15.53%

Return on assets reconciliation
Return on assets (GAAP)	1.40%	1.44%	1.43%	1.41%	1.30%	1.42%	1.28%
Merger-related and other charges	0.10	0.01	0.02	0.01	0.09	0.06	0.08
Return on assets - operating	1.50%	1.45%	1.45%	1.42%	1.39%	1.48%	1.36%

Dividend payout ratio reconciliation
Dividend payout ratio (GAAP)	30.91%	29.09%	28.57%	27.78%	30.61%	30.00%	27.84%
Merger-related and other charges	(2.10)	(0.52)	(0.50)	(0.51)	(2.31)	(1.30)	(1.63)
Dividend payout ratio - operating	28.81%	28.57%	28.07%	27.27%	28.30%	28.70%	26.21%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	57.28%	55.32%	56.73%	56.82%	57.94%	56.32%	57.89%
Merger-related and other charges	(2.86)	(0.54)	(0.90)	(0.43)	(2.17)	(1.72)	(2.13)
Efficiency ratio - operating	54.42%	54.78%	55.83%	56.39%	55.77%	54.60%	55.76%

Average equity to average assets reconciliation
Average equity to assets (GAAP)	12.14%	11.82%	11.35%	11.33%	11.21%	11.98%	11.13%
Effect of goodwill and other intangibles	(2.35)	(2.29)	(2.31)	(2.36)	(2.38)	(2.32)	(2.31)
Average tangible common equity to average assets	9.79%	9.53%	9.04%	8.97%	8.83%	9.66%	8.82%

Tangible common equity to risk-weighted assets reconciliation (1)
Tier 1 capital ratio (Regulatory)	12.36%	12.69%	12.42%	12.25%	11.94%	12.36%	11.94%
Effect of other comprehensive income	0.07	(0.17)	(0.44)	(0.68)	(0.57)	0.07	(0.57)
Effect of deferred tax limitation	0.18	0.22	0.28	0.30	0.33	0.18	0.33
Effect of trust preferred	(0.25)	(0.26)	(0.26)	(0.26)	(0.34)	(0.25)	(0.34)
Tangible common equity to risk-weighted assets	12.36%	12.48%	12.00%	11.61%	11.36%	12.36%	11.36%

(1) Second quarter 2019 ratios are preliminary.

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Period-End

	2019		2018			Linked	Year over
(in millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Quarter Change	Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$1,658	$1,620	$1,648	$1,673	$1,682	$38	$(24)
Income producing commercial RE	1,939	1,867	1,812	1,788	1,821	72	118
Commercial & industrial	1,299	1,284	1,278	1,194	1,193	15	106
Commercial construction	983	866	796	761	735	117	248
Equipment financing	674	606	565	509	465	68	209
Total commercial	6,553	6,243	6,099	5,925	5,896	310	657
Residential mortgage	1,108	1,064	1,049	1,035	1,021	44	87
Home equity lines of credit	675	684	694	702	708	(9)	(33)
Residential construction	219	200	211	198	195	19	24
Consumer	283	302	330	366	400	(19)	(117)
Total loans	$8,838	$8,493	$8,383	$8,226	$8,220	345	618

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Credit Quality

(in thousands)	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
NONACCRUAL LOANS BY CATEGORY
Owner occupied CRE	$8,177	$7,030	$6,421
Income producing CRE	1,331	1,276	1,160
Commercial & industrial	2,366	1,666	1,417
Commercial construction	1,650	473	605
Equipment financing	2,047	1,813	2,677
Total commercial	15,571	12,258	12,280
Residential mortgage	8,012	8,281	8,035
Home equity lines of credit	1,978	2,233	2,360
Residential construction	494	347	288
Consumer	542	505	815
Total NPAs	$26,597	$23,624	$23,778

NONACCRUAL LOANS ACTIVITY
Beginning Balance	$23,624	$23,778	$22,530
Loans placed on non-accrual	8,316	6,759	5,829
Payments received	(3,212)	(3,520)	(2,780)
Loan charge-offs	(2,131)	(2,714)	(933)
Foreclosures	-	(679)	(868)
Ending Balance	$26,597	$23,624	$23,778

	Second Quarter 2019		First Quarter 2019		Fourth Quarter 2018
(in thousands)	Net Charge-Offs	Net Charge- Offs to Average Loans (1)	Net Charge-Offs	Net Charge- Offs to Average Loans (1)	Net Charge-Offs	Net Charge- Offs to Average Loans (1)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$(58)	(0.01)%	$(64)	(0.02)%	$(52)	(0.01)%
Income producing CRE	241	0.05	177	0.04	399	0.09
Commercial & industrial	1,141	0.35	1,356	0.43	(149)	(0.05)
Commercial construction	(162)	(0.07)	(325)	(0.16)	(230)	(0.12)
Equipment financing	890	0.56	1,281	0.89	599	0.44
Total commercial	2,052	0.13	2,425	0.16	567	0.04
Residential mortgage	(125)	(0.05)	13	-	290	0.11
Home equity lines of credit	(111)	(0.07)	215	0.13	382	0.22
Residential construction	199	0.38	(22)	(0.04)	(36)	(0.07)
Consumer	423	0.58	499	0.64	584	0.67
Total	$2,438	0.11	$3,130	0.15	$1,787	0.09

(1)  Annualized.

UNITED COMMUNITY BANKS, INC.

Consolidated Statements of Income (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2019	2018	2019	2018
Interest revenue:
Loans, including fees	$119,671	$103,492	$234,930	$199,961
Investment securities, including tax exempt of $1,122, $1,025, $2,291 and $1,997	19,076	18,254	39,894	36,549
Deposits in banks and short-term investments	409	469	848	995
Total interest revenue	139,156	122,215	275,672	237,505

Interest expense:
Deposits:
NOW and interest-bearing demand	3,377	1,303	6,913	2,416
Money market	4,925	2,583	9,130	4,758
Savings	42	35	74	84
Time	8,771	4,198	16,955	7,154
Total deposit interest expense	17,115	8,119	33,072	14,412
Short-term borrowings	248	198	409	498
Federal Home Loan Bank advances	752	1,636	2,174	3,760
Long-term debt	3,257	3,786	6,599	7,074
Total interest expense	21,372	13,739	42,254	25,744
Net interest revenue	117,784	108,476	233,418	211,761
Provision for credit losses	3,250	1,800	6,550	5,600
Net interest revenue after provision for credit losses	114,534	106,676	226,868	206,161

Noninterest income:
Service charges and fees	9,060	8,794	17,513	17,719
Mortgage loan and other related fees	5,344	5,307	9,092	10,666
Brokerage fees	1,588	1,201	2,925	2,073
Gains from sales of SBA/USDA loans	1,470	2,401	2,773	4,179
Securities gains (losses), net	149	(364)	(118)	(1,304)
Other	6,920	6,001	13,314	12,403
Total noninterest income	24,531	23,340	45,499	45,736
Total revenue	139,065	130,016	272,367	251,897

Noninterest expenses:
Salaries and employee benefits	48,157	45,363	95,660	88,238
Communications and equipment	6,222	4,849	12,010	9,481
Occupancy	5,919	5,547	11,503	11,160
Advertising and public relations	1,596	1,384	2,882	2,899
Postage, printing and supplies	1,529	1,685	3,115	3,322
Professional fees	4,054	3,464	7,215	7,508
FDIC assessments and other regulatory charges	1,547	1,973	3,257	4,449
Amortization of intangibles	1,342	1,847	2,635	3,745
Merger-related and other charges	3,894	2,280	4,440	4,334
Other	7,553	8,458	15,180	15,189
Total noninterest expenses	81,813	76,850	157,897	150,325
Net income before income taxes	57,252	53,166	114,470	101,572
Income tax expense	13,167	13,532	26,123	24,280
Net income	$44,085	$39,634	$88,347	$77,292

Net income available to common shareholders	$43,769	$39,359	$87,716	$76,740

Earnings per common share:
Basic	$0.55	$0.49	1.10	$0.97
Diluted	0.55	0.49	1.10	0.97
Weighted average common shares outstanding:
Basic	79,673	79,745	79,739	79,477
Diluted	79,678	79,755	79,745	79,487

UNITED COMMUNITY BANKS, INC.

Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(in thousands, except share and per share data)	2019	2018
ASSETS
Cash and due from banks	$118,361	$126,083
Interest-bearing deposits in banks	157,418	201,182
Cash and cash equivalents	275,779	327,265
Debt securities available for sale	2,366,502	2,628,467
Debt securities held to maturity (fair value $256,975 and $268,803)	253,398	274,407
Loans held for sale at fair value	46,285	18,935
Loans and leases, net of unearned income	8,838,218	8,383,401
Less allowance for loan and lease losses	(62,204)	(61,203)
Loans, net	8,776,014	8,322,198
Premises and equipment, net	217,086	206,140
Bank owned life insurance	200,993	192,616
Accrued interest receivable	35,439	35,413
Net deferred tax asset	40,870	64,224
Derivative financial instruments	35,209	24,705
Goodwill and other intangible assets	344,550	324,072
Other assets	187,313	154,750
Total assets	$12,779,438	$12,573,192
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$3,461,584	$3,210,220
NOW and interest-bearing demand	2,059,694	2,274,775
Money market	2,281,818	2,097,526
Savings	693,961	669,886
Time	1,840,271	1,598,391
Brokered	253,942	683,715
Total deposits	10,591,270	10,534,513
Short-term borrowings	40,000	-
Federal Home Loan Bank advances	160,000	160,000
Long-term debt	247,952	267,189
Derivative financial instruments	16,769	26,433
Accrued expenses and other liabilities	157,113	127,503
Total liabilities	11,213,104	11,115,638
Shareholders' equity:
Common stock, $1 par value; 150,000,000 shares authorized; 79,075,219 and 79,234,077 shares issued and outstanding	79,075	79,234
Common stock issuable; 641,725 and 674,499 shares	10,858	10,744
Capital surplus	1,498,740	1,499,584
Accumulated deficit	(29,116)	(90,419)
Accumulated other comprehensive income (loss)	6,777	(41,589)
Total shareholders' equity	1,566,334	1,457,554
Total liabilities and shareholders' equity	$12,779,438	$12,573,192

UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Three Months Ended June 30,

	2019			2018
	Average		Avg.	Average		Avg.
(dollars in thousands, fully taxable equivalent (FTE))	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,669,847	$119,668	5.54%	$8,177,343	$103,395	5.07%
Taxable securities (3)	2,506,942	17,954	2.86	2,651,816	17,229	2.60
Tax-exempt securities (FTE) (1)(3)	166,628	1,507	3.62	150,503	1,380	3.67
Federal funds sold and other interest-earning assets	190,678	679	1.42	212,849	674	1.27

Total interest-earning assets (FTE)	11,534,095	139,808	4.86	11,192,511	122,678	4.39
Noninterest-earning assets:
Allowance for loan losses	(62,716)			(62,275)
Cash and due from banks	125,021			133,060
Premises and equipment	224,018			218,517
Other assets (3)	787,859			731,514
Total assets	$12,608,277			$12,213,327

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,107,041	3,377	0.64	$2,071,289	1,303	0.25
Money market	2,269,321	4,925	0.87	2,214,077	2,583	0.47
Savings	687,753	42	0.02	678,988	35	0.02
Time	1,773,968	6,949	1.57	1,524,124	2,696	0.71
Brokered time deposits	298,553	1,822	2.45	300,389	1,502	2.01
Total interest-bearing deposits	7,136,636	17,115	0.96	6,788,867	8,119	0.48

Federal funds purchased and other borrowings	38,838	248	2.56	45,241	198	1.76
Federal Home Loan Bank advances	117,912	752	2.56	335,521	1,636	1.96
Long-term debt	252,351	3,257	5.18	316,812	3,786	4.79
Total borrowed funds	409,101	4,257	4.17	697,574	5,620	3.23

Total interest-bearing liabilities	7,545,737	21,372	1.14	7,486,441	13,739	0.74
Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,355,930			3,188,847
Other liabilities	175,806			168,417
Total liabilities	11,077,473			10,843,705
Shareholders' equity	1,530,804			1,369,622
Total liabilities and shareholders' equity	$12,608,277			$12,213,327

Net interest revenue (FTE)		$118,436			$108,939
Net interest-rate spread (FTE)			3.72%			3.65%

Net interest margin (FTE) (4)			4.12%			3.90%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $5.00 million in 2019 and pretax unrealized losses of $42.9 million in 2018 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Six Months Ended June 30,

	2019			2018
	Average		Avg.	Average		Avg.
(dollars in thousands, fully taxable equivalent (FTE))	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$8,550,574	$235,015	5.54%	$8,085,849	$199,784	4.98%
Taxable securities (3)	2,609,400	37,603	2.88	2,687,200	34,552	2.57
Tax-exempt securities (FTE) (1)(3)	168,156	3,077	3.66	148,528	2,689	3.62
Federal funds sold and other interest-earning assets	188,165	1,297	1.38	212,951	1,372	1.29

Total interest-earning assets (FTE)	11,516,295	276,992	4.84	11,134,528	238,397	4.31
Noninterest-earning assets:
Allowance for loan losses	(62,253)			(60,718)
Cash and due from banks	124,414			146,697
Premises and equipment	220,335			217,625
Other assets (3)	759,899			724,488
Total assets	$12,558,690			$12,162,620

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$2,157,648	6,913	0.65	$2,077,461	2,416	0.23
Money market	2,222,846	9,130	0.83	2,222,304	4,758	0.43
Savings	680,018	74	0.02	667,431	84	0.03
Time	1,701,181	12,285	1.46	1,529,639	4,937	0.65
Brokered time deposits	389,794	4,670	2.42	229,766	2,217	1.95
Total interest-bearing deposits	7,151,487	33,072	0.93	6,726,601	14,412	0.43

Federal funds purchased and other borrowings	30,241	409	2.73	61,894	498	1.62
Federal Home Loan Bank advances	170,636	2,174	2.57	423,137	3,760	1.79
Long-term debt	257,134	6,599	5.18	295,763	7,074	4.82
Total borrowed funds	458,011	9,182	4.04	780,794	11,332	2.93

Total interest-bearing liabilities	7,609,498	42,254	1.12	7,507,395	25,744	0.69
Noninterest-bearing liabilities:
Noninterest-bearing deposits	3,275,612			3,142,384
Other liabilities	169,048			159,734
Total liabilities	11,054,158			10,809,513
Shareholders' equity	1,504,532			1,353,107
Total liabilities and shareholders' equity	$12,558,690			$12,162,620

Net interest revenue (FTE)		$234,738			$212,653
Net interest-rate spread (FTE)			3.72%			3.62%

Net interest margin (FTE) (4)			4.11%			3.85%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.

(3)	Securities available for sale are shown at amortized cost. Pretax unrealized losses of $10.4 million in 2019 and pretax unrealized losses of $35.6 million in 2018 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQ: UCBI) is a bank holding company headquartered in Blairsville, Georgia, with executive offices in Greenville, South Carolina. United is one of the southeast region’s largest full-service financial institutions with $12.8 billion in assets, and 147 offices in Georgia, North Carolina, South Carolina and Tennessee. It operates principally through United Community Bank, its bank subsidiary, which specializes in personalized community banking services for individuals, small businesses and companies. Services include a full range of consumer and commercial banking products, including mortgage, advisory, and treasury management. Respected national research firms consistently recognize United Community Bank for outstanding customer service. For five of the past six years, J.D. Power has ranked United Community Bank first in customer satisfaction in the Southeast. In 2019, for the sixth consecutive year, Forbes magazine included United on its list of the 100 Best Banks in America, and for the first time included United on its list of The World’s Best Banks. Additional information about UCBI and the Bank can be found at www.ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “operating net income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “operating dividend payout ratio,” “operating efficiency ratio,” “average tangible equity to average assets,” “average tangible common equity to average assets” and “tangible common equity to risk-weighted assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

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